UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                              December 23, 2002

                                                                                  Eateries, Inc.

(Exact name of registrant as specified in its charter)

        Oklahoma                                                           0-44968                                             73-123048

(State of other jurisdiction                (Commission File Number)        (IRS Employer Identification No.)

     of incorporation)

1220 S. Santa Fe Avenue, Edmond Oklahoma                                                        73003

(Address of principal executive offices)                                                             (Zip Code)

Registrant’s telephone number, including area code                   405-705-5000

                                                                              Not Applicable

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

On December 23, 2002, Fiesta Restaurants, Inc. ("Seller"), a wholly-owned subsidiary of the Registrant, sold to Fiesta, L.L.C., an Oklahoma limited liability company ("Buyer"), the assets comprising its eight Garcia’s Mexican Restaurants located in the State of Arizona, the trademarks related to its Garcia’s Mexican Restaurants, and its rights under Garcia’s franchise and license agreements and under a concession agreement for the Base One Ballpark, for an aggregate purchase price of $3,020,000. The purchase was financed principally by Buyer’s short-term promissory note to Seller in the principal amount of $3,000,0000 (the "Note"). GE Capital Franchise Finance Corporation has agreed to fund Buyer’s purchase of the restaurants upon the satisfaction of various conditions, including receipt of any required landlord approvals of the assignment of the restaurant leases. An adjustment to the purchase price may be required if a landlord does not consent to the assignment of a restaurant lease to Buyer. GE Capital Franchise Finance Corporation has also refinanced the Registrant’s existing credit facility.

The Seller retained four remaining Garcia’s Mexican Restaurants which it intends to continue to operate pursuant to a license granted by the Buyer.

A senior operations employee of the Registrant is the member-manager of the Buyer. The Registrant will provide accounting, management, computer systems information and related services to the Buyer pursuant to a Management Agreement for a term of five years subject to earlier termination at the discretion of the Buyer for any reason or at the discretion of the Registrant upon the Buyer’s failure to pay the management fee.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information.

Pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment of this Report on Form 8-K within 60 days of January 7, 2003.

(c) Exhibits. Included with this filing are the following Exhibits:

2.1 Acquisition Agreement among Fiesta, L.L.C., Fiesta Restaurants, Inc. and Eateries, Inc. dated as of December 16, 2002. (All schedules and exhibits are omitted as being immaterial. A list of the schedules and exhibits follows the acquisition agreement.)

2.2 Acquisition Agreement (Shea Restaurant) among Fiesta, L.L.C., Fiesta Restaurants, Inc. and Eateries, Inc. dated as of December 16, 2002. (All schedules and exhibits are omitted as being immaterial. A list of the schedules and exhibits follows the acquisition agreement.)

2.3 Management Agreement between Eateries, Inc. and Fiesta, L.L.C. dated as of December 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                         EATERIES, INC.

                                                                                                                       (Registrant)

Date 1/7/03                                                                  /s/ Bradley L. Grow

                                                                                                                        (Signature)

                                                                                         Print Name: Bradley L. Grow

                                                                                         Title: Vice President/Chief Financial Officer

Exhibit Index

2.1 Acquisition Agreement among Fiesta, L.L.C., Fiesta Restaurants, Inc. and Eateries, Inc. dated as of December 16, 2002. (All schedules and exhibits are omitted as being immaterial. A list of the schedules and exhibits follows the acquisition agreement.)

2.2 Acquisition Agreement (Shea Restaurant) among Fiesta, L.L.C., Fiesta Restaurants, Inc. and  Eateries, Inc. dated as of December 16, 2002. (All schedules and exhibits are omitted as being   immaterial. A list of the schedules and exhibits follows the acquisition agreement.)

2.3 Management Agreement between Eateries, Inc. and Fiesta, L.L.C. dated as of December 23, 2002.